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                                                                     EXHIBIT 4.2

NUMBER                                                                    SHARES
TSR

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                              CUSIP 87651B 10 4


                             TASER INTERNATIONAL, INC.


This certifies that ____________________________________________________________

is the record holder of ________________________________________________________

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        $0.00001 PAR VALUE PER SHARE, OF


                            TASER INTERNATIONAL, INC.


transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

     Dated:

_________________________                          __________________________
               SECRETARY                                            PRESIDENT


                            TASER INTERNATIONAL, INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                    TEN COM   -    as tenants in common
                    TEN ENT   -    as tenants by the entireties
                    JT TEN    -    as joint tenants with rights of survivorship
                                   and not as tenants in common


UNIF GIFT MIN ACT             -         _________________Custodian______________
                                            (Cust)                  (minor)
                                        under Uniform Gifts to Minors Act

                                        ________________________________________
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                                                       (State)


UNIF TRF MIN ACT              -         _________________Custodian______________
                                              (Cust)                  (minor)
                                        under Uniform Gifts to Minors Act

                                        ________________________________________
                                                        (State)


     Additional abbreviations may also be used though not in the above list



For value received, ______________________________________
hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:__________________, ________

                                         X _____________________________________
                                         X _____________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:

_________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.